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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 20, 2006

                               POLYONE CORPORATION
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               (Exact name of registrant as specified in charter)

              Ohio                       1-16091                 34-1730488
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  (State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)               File Number)          Identification No.)

     PolyOne Center, 33587 Walker Road, Avon Lake, Ohio           44012
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          (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (440) 930-1000


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))

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Item 7.01 - Regulation FD Disclosure.

On December 20, 2006, the Registrant issued a press release, furnished herewith as Exhibit 99.1, updating its fourth-quarter 2006 financial outlook. The press release shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 9.01.  Financial Statements and Exhibits.

  (d) Exhibits.

      Exhibit 99.1 - Press release dated December 20, 2006, furnished herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       POLYONE CORPORATION


                                                       By:  /s/ Michael J. Meier
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                                                            Michael J. Meier
                                                            Corporate Controller

Dated: December 20, 2006